UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 13, 2013

BULK STORAGE SOFTWARE, INC.
Exact name of Registrant as Specified in its Charter

Colorado	333-168328	26-1244643
(State or Other Jurisdiction	(Commission File	(IRS Employer Identification
of Incorporation)	Number )	Number)

10790 Glengate Loop
Highlands Ranch, Colorado	80130
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:  (303)-862-6857

Not Applicable
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective May 6, 2013, Ronald R. Chadwick, P.C. was dismissed as the Company’s independent registered public accounting firm. The decision was approved on May 6, 2013 by the Board of Directors of Bulk Storage Software, Inc.

During the Registrant’s last two fiscal years ended September 30, 2012 and 2011, and the subsequent period through dismissal on May 6, 2013, there were (i) no disagreements with Ronald R. Chadwick, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The reports of Ronald R. Chadwick, P.C. regarding the Company’s financial statements for the fiscal years ended September 30, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Ronald R. Chadwick, P.C. on the Company’s financial statements for the fiscal year ended September 30, 2012 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

The Registrant provided Ronald R. Chadwick, P.C. with a copy of the disclosures made in this Current Report on Form 8-K on May 7, 2013, and requested that Ronald R. Chadwick, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Registrant’s statements herein and, if not, stating the respects in which it does not agree. A copy of the letter to be furnished by Ronald R. Chadwick, P.C. will be attached as Exhibit 16 once received by the Registrant.

On May 7, 2013 the Registrant engaged Hartley Moore Accountancy Corporation as the Registrant’s new independent registered public accounting firm. The appointment of Hartley Moore Accountancy Corporation was approved by the Board of Directors of Bulk Storage Software, Inc.  Hartley Moore Accountancy Corporation will be preparing and providing the financial statements that are to be included in the Annual Report for the year ending September 30, 2013, as well as all interim periods from the date of engagement through the end of the year ending September 30, 2013.  Hartley Moore Accountancy Corporation did not prepare or provide any financial reports for any periods prior to the date of engagement, nor did it prepare or provide any financial reports for the year ended September 30, 2012.  Neither the Company, nor any person on behalf of the Company, consulted with Hartley Moore Accountancy Corporation during the Company’s two most recent fiscal years or the subsequent interim period prior to the engagement of Hartley Moore Accountancy Corporation and the dismissal of Ronald R. Chadwick, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 13, 2012	/s/	Geoffrey Gibbs
Geoffrey Gibbs
President, Secretary, Treasurer and Director